                                                                   Exhibit 10.12

                             OFFICE BUILDING LEASE


       THIS LEASE, dated November 25, 1987, is made by and between the Aetna Life Insurance Company ("Landlord") and American Teleconferencing Services LTD. ("Tenant").

       WITNESSETH:

       Landlord, in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (the "Premises") indicated on Exhibit "A" attached hereto and made a part hereof which contains 5,126 square feet of space, together with the pro rata share of common floor area allowable thereto, 0 sq. Ft., for a total of 5,126 net rentable sq. Ft. of space. Said space shall be designated Suite 600 on the 6/th/ floor of that certain Building known as Building #20 located at 10955 Lowell Overland Park, Kansas 66212 (the "Building").

       TO HAVE AND TO HOLD unto Leasee for a term of 6 years, commencing on the 15/th/ day of December, 1987 and ending at midnight on the 14/th/ day of December, 1993.

       In consideration of the Premises and the mutual terms, covenants and conditions herein contained, the parties further agree as follows:

1. POSSESSION. If the Landlord, for any reason whatsoever, cannot deliver possession of the Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor, at the option of the Landlord, shall the expiration date of the term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

       In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be at the base rental rate hereinafter provided, and such occupancy shall be subject to all other terms and provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided. See Paragraph 37.

2. BASE RENT. Tenant shall pay to Landlord as base rent for the Premises the sum of Four Hundred Forty Five Thousand One Hundred Seven and 93/100 ($445,107.93) Dollars, which shall be payable in monthly installments of see paragraph 28 each in advance on the first day of each calendar month during the term hereof, provided, however, that See Paragraph 28 shall be due and payable on the execution of this Lease for the first calendar month or part thereof and See Paragraph 28 shall be due and payable on the first day of the last full or partial calendar month during the term of this Lease for said last calendar month or part thereof. Said base rent and all other sums (whether designated additional rent or otherwise) shall be paid to Landlord at 4435 Main Street, Suite 1000, Kansas City, Missouri 64111 or to such other person or at such other place as Landlord may from time to time designate in writing. All rent payable under this

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Lease shall be paid by Tenant without setoff for any cause whatsoever except for such abatement as is hereinafter expressly provided for and without notice or demand, both of which are expressly waived by Tenant. Rent and other monies due Landlord under this Lease not paid when due shall bear interest at the rate of prime plus one (1) percent per annum from the date the same is due until paid. The parties agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment and constitute the only damages to which Landlord is entitled for the period of such nonpayment for Tenant's delay in making payments required (illegible)
Lease. (Base Rental Figure is subject to change based upon final approved
                                                           -----
plans and specifications.)


3.   ADDITIONAL RENT.*

          (a) Tenant shall pay to Landlord, at the times hereinafter set forth, as additional rent an amount equal to the Tenant's percentage of any increase in direct Expenses above the Base Direct Expenses. On or after January 1 of each calendar year subsequent to the calendar year in which this Lease commences, Landlord will notify Tenant of (i) Landlord's estimate of the increase, if any, in Direct Expenses over Base Direct Expenses payable by Tenant for the current calendar year and (ii) the amount of any additional rent due from Tenant, on account of the difference between the additional rent paid by Tenant for the preceding calendar year and the actual additional rent for the preceding calendar year. Tenant shall, upon receipt of such notice, pay to Landlord with thirty (30) days of receipt of such notice, (i) a sum equal to one-twelfth (1/12) of the amount of such estimate of the increase in Direct Expenses for such current calendar year for each full or partial month elapsed from January 1 of said current calendar year to the date of receipt by Tenant of such notice and (ii) the balance of the additional rent due from Tenant for the preceding calendar year. Following receipt of such notice Tenant shall pay to Landlord, on the first day of each succeeding calendar month during said calendar year, one-twelfth (1/12) of the amount of such estimate of the increase in Direct Expenses for said calendar year. If Landlord's estimate of additional rent is more than the actual additional rent for any calendar year the amount of such excess paid by Tenant shall be credited against the next installments of additional and base rent as they become due but not credit shall be due for any decrease in Direct Expenses below the Base Direct Expenses. In the event the term of this Lease or any extension or renewal hereof ends on a day other than the last day of a month, the amount of additional rent payable by Tenant for such partial month shall be prorated on the basis of a thirty-day month. Notwithstanding that the Lease has terminated, the amount of any additional rent due hereunder shall be payable promptly upon receipt of a statement from Landlord, and conversely any credit due Tenant for any excess of said additional rent shall be promptly refunded after Landlord's calculation thereof.

          "Base Direct Expenses" are $4.50 per usable square feet of Building

          (b) "Direct Expenses" shall be defined as the sum of any and all costs, expenses, and disbursements of every kind and character which Landlord shall incur, pay, or become obligated to pay in any calendar year in connection with the ownership, operation,

__________________
* The provisions set forth in this paragraph shall not take effect until January 1, 1989 and any additional rent due above building "Base Direct Expenses", shall not reflect any increases prior to January 1, 1989.

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maintenance, repair, and security of, the Building and land upon which the
Building is located and all related improvements and appurtenances thereto, which shall include but not be limited to the following: real estate taxes and assessments; rent taxes; gross receipts taxes; water and sewer charges; insurance premiums; license, permit and inspection charges; utilities; service contracts; labor; management of the Building; air conditioning and heating; elevator maintenance; supplies; materials; equipment; tools; security; garbage service; maintenance and upkeep costs of all parking areas, drives, lawns, trees, shrubbery and common proceedings increases in real estate taxes and assessments and the applicability to, or the validity of, any statute, ordinance, rule or regulation affecting the Building or land which might increase direct expenses.

     "Direct Expenses" shall not include: the cost of capital improvements or replacements; expenses for repairs, replacements, and general maintenance paid by proceeds from insurance or by Tenant or other third parties; alterations attributable solely to Tenants of the building other than Tenant; principal and interest payments made by Landlord on mortgages on the Building; depreciation; leasing commissions, and any state of federal income franchise, estate or inheritance taxes.

          (c)  "Tenant's Percentage" shall be 4.91%.

4.   SECURITY DEPOSIT. See Paragraph 36.

5. USE. Tenant shall use the Premises for general office purposes and conducting its telecommunication business and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

     Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing premium for or affect or cause cancellation of any fire or other insurance policy upon the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

6. COMPLIANCE WITH LAW. Tenant shall not use or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact between the Landlord and Tenant.

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7.   ALTERATIONS AND ADDITIONS.  Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of the Landlord. Any alterations, additions or improvements to or of the Premises, including, but not limited to, wallcovering, paneling and built-in cabinet work, shall become a part of the realty and belong to the Landlord upon their installation and shall be surrendered with the Premises. Any moveable furniture and trade fixtures shall remain the property of Tenant. Any alterations, additions or improvements shall be made by Tenant, at Tenant's sole cost and expense, and Landlord shall have no liability therefor. Any contractor or person selected by Tenant to make the same must first be approved in writing by the Landlord. Upon the written demand by Landlord, given at least thirty (30) days prior to the expiration of the term hereof or any renewal or extension thereof, Tenant shall, at Tenant's sole cost and expense, forthwith and with all due diligence (i) remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and (ii) repair any damage to the Premises caused by such removal. Tenant shall have the right to remove, upon lease termination, any additional air conditioning units which it may have had installed per Section 14. Landlord shall not unreasonably demand Tenant to remove said equipment.

8.   REPAIRS.

          (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair.* Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary war and tear excepted. Tenant shall, upon the expiration of earlier termination of the term hereof or any renewal or extension thereof, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as may be specifically provided in an addendum hereto, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically set forth herein or in any addendum hereto.

          (b) Notwithstanding the provisions of Article 8(a) Landlord shall repair and maintain the structural portion of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Except as provided in Article 19 hereof, there shall be no abatement of rent and no liability of Landlord (i) for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant, or (ii) by reason or any injury to or interference with Tenant's business arising from the making of any

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*  Upon occupancy, Tenant and Building Manager shall inspect the Premises to determine if the tenant finish is substantially complete per the attached floor plan and establish a list of items, if any, remaining to be finished.

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repairs, alterations or improvements in or to any portion of the Building or the
Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right, under any law, statue, or ordinance now or hereafter in effect, to make repairs at Landlord's expense.

9. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any lien arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at landlord's sole option, that Tenant provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in the amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations to be made by Tenant with respect to the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein and shall not permit or suffer the same to occur by reason of the operation of law, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or permit or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. A consent to any such assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under the Lease.

11. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from (i) any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work or other things done permitted or suffered by the Tenant in or about the Premises, the Building and the property upon which the Building is located, (ii) any and all claims arising from any breach of default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, and (iii) all cost, attorney's fees, expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon. In the event any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant shall, upon written notice from Landlord, defend the same, at Tenant's sole cost and expense, by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, the Building and the property upon which the Building is located from any cause occasioned by Tenant or any officer, agent, employee, licensee or invitee of Tenant other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

     Landlord or its agents shall not be liable to Tenant or to Tenant's officers, employees, agents, licensees, or invitees, or to any other person whomsoever, for any damage to property entrusted to employees of the Building, nor for any loss or damage to any property or any injury to or damage to persons resulting from any part of the Building or the land upon which the Building is located or related improvements or appurtenances thereto becoming out of repair, any defect in or failure of pipes or wiring, the backing up of any drains or the bursting or leaking of

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any pipes, faucets and plumbing fixtures, any gas, water, steam, electricity, oil or rain leaking, escaping or flowing into the Premises from any part of the Building, or from the pipes, appliances, or plumbing works therein or from the roof, street, or subsurface or from any other place resulting from dampness or any other cause whatsoever, theft, fire, explosion, act of God, riot, war, insurrection, court order or order of governmental authority or any other matter beyond the control of the Landlord, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt written notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment located therein.

12. SUBROGATION. Each party hereby waives its respective right of recovery against the other for any loss or damage covered by fire, extended coverage and other property insurance policies to the extent that such party's loss or damage is covered under its insurance policies. Each party shall immediately give notice to its insurance carriers and obtain any endorsements required to give effect to the foregoing waiver.

13. INSURANCE. With respect to the Premises, Tenant shall, at Tenant's sole cost and expense, obtain and keep in force at all times during the term of this Lease, comprehensive general liability insurance, including property damage, in the amount of at least One Million Dollars ($1,000,000) combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. Insurance required hereunder shall be in companies licensed in the state in which the Premises are located and shall have a rating of A or better in "Best's Insurance Guide" and a financial rating of Class XII or better.

     Mutual insurance companies may be used only if they are non-assessable. No Policy shall be cancelable or subject to reduction of coverage except after thirty (30) days written notice to the Landlord. Landlord shall receive evidence of insurance upon request.

14. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its sole discretion, and subject to the rules and regulations of the Building, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in the Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service.* Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction in the rent due hereunder by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by

__________________
* Building operating hours are 7:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 12:00 p.m. on Saturday. Operating services provided to Tenant after building operating hours are subject to Landlord's rights to charge Tenant for additional operating services contained in this Paragraph.

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accident, breakage, repairs, strikes, lockouts or other labor disturbances or disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for any loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, or if it is desired by Tenant to have additional air conditioning installed, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation,* and the cost of operation and maintenance thereof, shall be paid by Tenant and Landlord upon demand by Landlord.

     Tenant shall not, without the prior written consent by Landlord, use any apparatus or device in the Premises, including by way of illustration and not limitation, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity used above that usually furnished or supplied for the use of the Premises as general office space; nor connect any apparatus or device with electric current lines except through existing electrical outlets in the Premises. If Tenant desires to use water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall request the same from landlord in writing. Landlord may refuse such request, but such refusal shall not be unreasonable. If such request is granted, Landlord shall cause a water meter or electrical current meter to be installed in the Premises to measure the amount of water or electric current consumed. The Tenant agrees to pay promptly upon demand therefor from Landlord, the cost of any such meters and of the installation, maintenance and repair thereof, and the charges of all water and electric current consumed as shown by said meters in excess of the amount consumed in connection with the use of the Premises as general office space, at the rates charged for such services by the utility furnishing the same, plus any additional expenses incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, the Tenant agrees to pay the cost for such excess water and electric current as established by an estimate of the amount of such excess use made by a utility company or electrical engineer.

15. PROPERTY TAXES. Tenant shall pay or cause to be paid, before delinquency, any and all taxes levied or assessed during the term hereof or any extension or renewal thereof, upon any or all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten
(10) days after delivery to Tenant of a written statement by Landlord setting forth the amount of such taxes applicable to Tenant's property.

16. RULES AND REGULATIONS. Tenant shall faithfully comply with the rules and regulations attached to and made part of this Office Building Lease. Landlord reserves the right

__________________
* Which Landlord agrees to amortize over the then remaining lease term at 1% over the then current prime interest rate established by Boatmen's First National Bank of Kansas City.

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from time to time to make all reasonable modifications to said rules. The addition to and modification of those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules by any other Tenants or occupants.

17. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof or any extension or renewal thereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental rate to be determined by Landlord subject to increase and decrease in the additional rent as provided in Article 3 hereof, plus all other charges payable hereunder, and upon all the terms and conditions hereof applicable to a month to month tenancy.

18. ENTRY BY LANDLORD. Landlord reserves and shall have the right to enter the Premises at any and all times, to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, including janitorial service, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, all without reduction of rent. For the purpose of alterations, improvements or repairs, Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises hall not be blocked thereby and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, including Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

19. RECONSTRUCTION. In the event the Building is damaged by Fire or other perils covered by extended coverage insurance, Landlord agrees to make the repairs forthwith and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction in the rent based on the extent to which the damages and the repair work shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no reduction in rent.

     In the event the Building is damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall make the repairs forthwith, provided the extent of the damage is less than ten percent (10%) of the then full replacement cost of the Building. In the event the damage is greater than ten percent (10%) of the full replacement cost of the Building, Landlord shall have the option to repair such damage or terminate this

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

Lease.  Written notice of such election shall be given to Tenant within Sixty
(60) days of the date of the damage. If the damage is to be repaired, Landlord agrees to make the repairs forthwith and this lease shall continue in full force and effect but the rent shall be proportionately reduced as provided above in this Article. If this Lease is to be terminated, the termination date shall be stated in said notice which shall be no less than thirty (30) days and no more than sixty (60) days following the date of such notice. This Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date stated in such notice and the rent shall be proportionately reduced as provided above in this Article up to date of such termination.

     Notwithstanding anything to the contrary contained in this Article, Landlord shall have no obligation to repair, reconstruct or restore the Building when the damage resulting from any casualty occurs during the last twelve (12) months of the term hereof or any extension or renewal thereof.

     Landlord shall have no obligation to repair any damage to, or to make any repairs or replacements of, any panels, decorations, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant.

     The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

20. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

          (a)  The vacating or abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 20(b) above, where such failure shall continue for a period of sixty (60) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than sixty (60) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said sixty (60) day period and thereafter diligently prosecutes such cure to completion.

          (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

20.A. A Landlord shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Landlord has failed to perform such obligations within 60 days (or such additional time as is reasonably required to correct any such default) after notice to Landlord by Tenant properly specifying wherein Landlord has failed to perform any such obligations.

     If the holder of record of any mortgage covering the Premises has given prior written notice to Tenant that it is the holder of a mortgage and that such notice includes the address at which notices to such holder are to be sent, then Tenant agrees to give the holder of record of such mortgage notice simultaneously with any notice given under this paragraph 20(a) to Landlord to correct any default of Landlord and agrees that the holder of record of such mortgage shall have the right, with 60 days (or such additional time as is reasonably required to correct any default) after receipt of said notice, to correct or remedy such default before Tenant may take any action under this Lease by reason of such default. Any notice of default given Lessor shall be null and void unless simultaneous notice has been given to said mortgagee.

21. REMEDIES IN DEFAULT. No such default or breach shall relieve Tenant or Tenant's liabilities and obligations under this Lease whether or not the Premises shall be relet. In any such event Tenant shall pay Landlord the base and additional rent and all of other sums required to be paid by Tenant up to the time of such event. In the event of any default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default or breach:

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages it may incur by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid, the difference between the base rent and additional rent reserved in this Lease from the date of such default or breach to the date of the expiration of the term hereof as renewed and extended and the then fair and reasonable rental value of the Premises for the same period, and that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease, all of which amount shall be immediately due and payable from Tenant to Landlord. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of twelve percent (12%) per annum.

          (b) Landlord, as agent for Tenant, may immediately re-enter the Premises and take possession thereof and all permanent improvements thereon and remove or put out Tenant or any other persons who may be thereon by force, summary action or otherwise together with all personal property found therein and such property may be stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service or notice and make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof, or said Premises with additional Premises, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by Landlord from such reletting shall be applied, first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs of such alterations and repairs, third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent or damage as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to landlord, the same to be calculated and paid monthly. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election of its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. If Tenant shall after default voluntarily give up possession to Landlord, deliver to Landlord the keys to the Premises, or both, such actions shall be deemed to be in compliance with Landlord's rights and the acceptance thereof by Landlord shall not be deemed to constitute a surrender of the leased Premises. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of Tenant's default, as provided in subparagraph (a) hereof.

     In case suit shall be brought for recovery of possession of the Premises, for the recovery of rent, damages or other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including reasonable attorneys' fees. Landlord shall not be obligated to notify Tenant of the due date of rent nor demand payment thereof on its due date, the same being expressly waived by Tenant. The acceptance of any sums of money from Tenant after the expiration of any three (3) day or thirty (30) day notice as above provided shall be taken to be a payment on account by Tenant and shall not constitute a waiver by Landlord or any rights, nor shall it reinstate the Lease or cure a default on the part of Tenant.

22. EMINENT DOMAIN. If all or any part of the Premises or the Building of which it is a part is taken or condemned (both and either of which terms includes within their meaning a conveyance in lieu of condemnation upon the threat thereof by competent authority for any public use of purpose, then Landlord shall have the option for thirty (30) days following such taking to terminate this Lease if Landlord, in its sole discretion, deems repair or restoration commercially unfeasible or not in its best interest. If a part of the Premises is taken or condemned and the remaining portions of the Premises are unsuitable for the purposes of

Tenant's original occupancy, then Tenant shall have the option for thirty (30) days following such taking to terminate this Lease. Any such termination is to be effective as of the date of the taking. In the event this Lease is not so terminated, then this Lease shall remain in full force and effect but Landlord shall promptly restore the Premises to a condition comparable to its condition immediately prior to such taking (less the portion lost in the taking). Rents payable hereunder shall be reduced during the period of restoration and after such taking in proportion to the reduction in the number of square feet of net rentable floor area of the Premises occasioned by such restoration and taking. Except as herein otherwise specifically provided, Landlord shall be entitled to all awards and process payable by reason of such taking, whether whole or partial, as damages or otherwise. Tenant hereby expressly waives any right or claim to any part thereof and assigned to Landlord its interest therein, provided, however, that where such taking results in a termination of this Lease pursuant to this paragraph, then Tenant shall be entitled to that portion, if any, of an award made to or for the benefit of Tenant specifically for the loss of Tenant's business, or depreciation to and cost of removal of trade fixtures, exclusive of leasehold improvements, owned by Tenant which Tenant is entitled to remove. Tenant shall have no claim against Landlord condemning authority or award for the value of the unexpired term of this Lease.

23. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

24. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building free of charge the parking facilities of the Building, if any, subject to rules and regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof. Landlord shall provide 5 covered parking spaces free of charge during the term of this Lease.

25. RIGHT TO RELOCATE. Notwithstanding anything herein to the contrary, Landlord shall in all cases retain the right and power to relocate Tenant with within the Building in space which is comparable in size and location and suited to Tenant's use, such right and power to be exercised reasonably and such relocation to be made at Landlord's sole cost and expense. Landlord shall not be liable or responsible for any claims, damages or liabilities in connection with or occasioned by such relocation. Landlord's reasonable exercise of such right and power shall include, but shall in no way be limited to, a relocation to consolidate the rentable area occupied in order to provide Landlord services more efficiently, or a relocation to provide contiguous vacant space for a prospective Tenant.

26.   AUTHORITY FOR EXECUTION.

          (a) Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          (b) Partnership Authority. If Tenant is a general or limited partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he is a general partner of said partnership and that he has authority to execute and deliver this Lease on behalf of said partnership in accordance with the Partnership Agreement, and that this Lease is binding upon said partnership in accordance with its terms and enforceable against the assets of the partnership and the general partners, individually.

27.   GENERAL PROVISIONS.

          (a) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

          (b) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease.

          (c) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to Landlord at the place where rent is payable, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

          (d) Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

          (e) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          (f) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

          (g) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

          (h) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder. Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all provisions of this Lease.

          (i) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter in connection with the Lease of the Premises and Tenant's use of the Premises, the Building and the property upon which the building is located and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

          (j) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason or strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

          (k) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable.

          (l) Vesting of Landlord's Title to Another. In the event title to the Building and the property upon which the Building is located becomes vested in a party other than Landlord, whether by sale, exchange or otherwise, Landlord's duties, obligations and liabilities to Tenant under this Lease shall terminate as of the date title vested in such other party.

          (m) Subordination and Attornment. Tenant hereby subordinates all of Tenant's rights, title and interest under this Lease to the lien of any existing and all future mortgages and deeds of trust on the Building and the property upon which it is located. Tenant agrees to execute and deliver promptly such agreements and other documents as Landlord may request from time to time to confirm and acknowledge the foregoing subordination agreement. /*/ Tenant hereby appoints Landlord as Tenant's agent to execute and deliver all such agreements and other documents for and in behalf of Tenant. In the event the lien of any such mortgage or deed of trust is foreclosed or title to said property is conveyed in lieu of foreclosure, Tenant hereby agrees to attorn to the purchaser of the property at any foreclosure sale and the grantee of any such deed and to confirm this Lease and recognize such purchaser or grantee as the Landlord hereunder. The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

-----------------------
* If Tenant has failed to do so within five days of such written request by Landlord, then

          (n) Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

          (o) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

          (p) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          (q) Choice of Law. This Lease shall be governed by the laws of the state in which the Premises are located.

          (r) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

28.   [illegible]

29. TENANT FINISH. Landlord agrees to build out the Premises in accordance with attached Exhibit "A" at Landlord's expense. Landlord has a firm contract to build out the premises in accordance with Exhibit "A" at a cost of $49,000.00. This includes all work and materials. Any increase in Tenant Finish costs over $49,000.00 due to changes made to Exhibit "A" by Tenant shall be paid by Tenant.

30. MOVING ALLOWANCE. Landlord shall provide Tenant with a moving allowance of $21,000.00 which shall be due upon occupancy and payable upon Tenant submitting an invoice to Landlord's managing agent.

31. OPTION TO RENEW. Provided Tenant is in compliance with all terms and conditions of this Lease, Landlord grants Tenant two (2) five (5) year options to renew this Lease at a rate comparable to those lease rates on leases made in the building over the then previous 6 months for space on floors 2-8. If Tenant exercises the first 5 year renewal option, the first $10,252 of rent due for the renewal period shall be fully abated and forgiven by Landlord.

32. EXPANSION. Landlord agrees to make his best efforts to accommodate Tenant's expansion needs provided Tenant communicates his expansion needs to Landlord in a timely fashion. Landlord agrees to grant Tenant an option on space on the fifth, sixth and seventh floors of the Building, subject to existing lease commitments, when leases on those floors come due. Tenant shall have five
(5) days in which to respond in writing to landlord's written notification to Tenant. Absent a written response from Tenant, Landlord may then lease and space(s) to another party. The terms and conditions on any additional space leased by Tenant shall be the same as this Lease, except that the Base Rental rate shall be a rate comparable to those lease rates on leases made in the building over the then previous 6 months for space of floors 2-8. This option shall run through the initial term of this Lease.

33. ACCESS. Landlord agrees that Tenant, its employees, designees, agents, licensees or invitees shall have 24 hour per day, 7 day per week access to Tenant's suite.

34. SATELLITE DISH AND BACK UP GENERATOR. Understanding the nature of Tenant's business, Landlord grants Tenant the right to install, at Tenant's expense, one
(1) satellite dish (not to exceed 10 feet in diameter) on the roof of the Building provided the dish is attached to the penthouse on the roof itself. In addition, Landlord grants Tenant the right to install, at Tenant's expense, one
(1) back up generator not to exceed 20 kilowatts in the Building's penthouse.

      Installation of said dish and generator are subject to local governmental codes and subject to Landlord's final approval/*/, should Tenant install either or both , Tenant agrees that he is responsible for maintaining said equipment be damaged or cause damage to the Building, and removing said equipment if Tenant moves out of the Building.

35. ADDITIONAL PHONE LINE. Due to the nature of Tenant's business, Landlord understands that Tenant will use more cable-pair of phone lines than an average tenant. Landlord agrees to allow Tenant the use of phone lines currently available in the Building with the understanding that Southwestern Bell will, on Tenant's behalf and at Southwestern Bell's expense, be adding additional phone line capacity to the Building within the next 90-120 days. Upon completion of the installation of additional phone lines by Southwestern Bell, Tenant will have adequate capacity and the Building shall have adequate capacity for additional Tenant's use.

36. SECURITY DEPOSIT. In lieu of a security deposit, Tenant is prepaying the rental for months 8 and 9 of this lease in the amount of $6,834.66 and has deposited herewith a check for said amount.

37. Landlord agrees to have the Premises substantially complete for Tenant's occupancy thirty (30) days after the execution of this Lease. In the event Tenant is unable to occupy the Premises at that time, Landlord agrees to pay Tenant $250.00 for each and every day thereafter until Tenant is able to occupy substantially completed Premises. Both Landlord and Tenant acknowledge Tenant cannot occupy the Premises until the Bridge Room shown on the attached floor plan is fully complete.


       IN WITNESS WHEREOF the parties hereto have executed this Lease as of the date first appearing above.

-----------------------
/*/  which may not be unreasonably withheld.

LANDLORD:                                  TENANT:



By: /s/                                    By: /s/
   --------------------------                 --------------------------
    Name:  Robert J. Weisel                    Name:  Robert Cowan
    Title: Assistant Vice President            Title: President

                             [Jurat appears here]

                             RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

       All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

       Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition, or wall which may appear unsightly from outside the Premises, provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused such breakage, stoppage or damage.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein; nor shall any animals or birds be brought in or kept in or about the Premises of the Building.

8. No cooking/*/ shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. Tenant shall be allowed to use a microwave oven in the Premises.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by the Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m., the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained operated upon the Premises without the written consent of the Landlord.

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the premises use a port and shall cooperate to prevent same.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.


-------------------------
/*/  Tenant shall be allowed to use a microwave oven in the Premises.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Landlord shall have the right to control and operate the public portion of the Building, and the public facilities, and heating and air conditioning , as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

                      AMENDMENT TO OFFICE BUILDING LEASE
                      ----------------------------------

       THAT CERTAIN LEASE AGREEMENT dated November 25, 1987, by and between Aetna Life Insurance Company, "Landlord", and American Teleconferencing Services, Ltd., "Tenant", is hereby amended and modified as follows:

1. This Amendment increases the square footage area of the Premises from 5,126 square feet to 11,305 square feet or 6,179 additional square feet.

2. This increase will be added at an additional monthly amount based on Tenant's base rent payment schedule per Paragraph 28 of the Lease. Paragraph 28 of the Lease shall be amended as follows:


       Through October 31, 1990                   $7,112.33/month
       November 1, 1990 - November 30, 1992       $15,685.69/month
       December 15, 1992 - December 31, 1992      $7,960.60
       January 1, 1993 - November 30, 1993        $15,921.21/month 16.90/sq.ft.
       December 1, 1993 - December 14, 1993       $7,960.60

3. Tenant's percentage of the building shall be increased from 4.91% to 11.0%.

4. In accordance with the attached Exhibit "2-A", Landlord shall build-out the space as shown on said exhibit at Landlord's expense. Any design changes to Exhibit "2-A" made by Tenant which increase the cost of the build-out, said increase shall be paid by Tenant to Landlord on occupancy of the space.

5. The terms of this Amendment shall go into effect June 1, 1990. This Amendment shall coterminate with the expiration date of the Lease which is December 14, 1993.

6. Tenant has the right to an additional six (6) covered parking spaces to be provided to Tenant at no charge through the term of the Lease. Tenant shall inform Landlord's agent if it wishes to take any or all of the additional six covered parking spaces.

7. Pursuant to paragraph 14 of the Lease, Tenant agrees to pay for the installation of equipment to monitor the consumption of electricity during non-standard building operating hours (6:01 p.m. to 6:55 a.m.). Said equipment will record the kilowatt hours used on Tenant's floor (on which Tenant is the only occupant) during non-standard building operating hours. Tenant shall pay to Landlord on a monthly basis as reimbursement for such excessive electricity usage the product of the kilowatt hours recorded x (times) the rate per kilowatt hour billed by Kansas City Power and Light for the most recent monthly statement. The kilowatt hour rate will be determined by dividing the amount due on the most recent monthly statement by the kilowatt hours used.

     In addition, heating and air-conditioning during non-standard business hours shall be made available to Tenant via override switches located at Tenant's suite. When Tenant chooses to override the temperature setback system during non-standard business hours, a record of the hours will be made by the Building energy management system. Tenant shall then reimburse Landlord on a monthly basis at the rate of $.71 per hour for air conditioning only. Said rate shall be adjusted each January 1 by the same percentage change of cost per kilowatt hour from the prior January rate.

8. All other terms and conditions of the Lease shall remain in full force and effect through the period December 14, 1993.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this 4/th/ day of May, 1990.

LANDLORD:  AETNA LIFE                 TENANT:  AMERICAN
           INSURANCE COMPANY                   TELECONFERENCING
                                               SERVICES, LTD.

By: /s/                               By: /s/
   -----------------------------         ------------------------------

Its: Assistant-Vice President         Its:_____________________________
     ------------------------

                           SECOND AMENDMENT TO LEASE

     THIS AMENDMENT, by and between Aetna Life Insurance Company, (hereinafter referred to as "Landlord") and American Teleconferencing Services, Ltd. (hereinafter referred to as "Tenant");

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a certain Office Building Lease dated November 25, 1987, whereby Tenant agreed to lease Suite 600 consisting of 5,126 usable square feet (the "Premises") of Building 20, (the "Building"), located at 10955 Lowell, Overland Park, Kansas, 66210, for the period December 15, 1987 through December 14, 1993; and,

     WHEREAS, Tenant amended this Office Lease on the 4/th/ day of May, 1990 to expand the ("Premises") to 11,305 usable square feet and;

     WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant Suite 600 for an additional five (5) year period in accordance with paragraph 31 of the original Office Building Lease; and,

     WHEREAS, Landlord and Tenant desire to memorialize their understanding and modify the lease consistent therewith;

     NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration set forth herein, the receipt and sufficiency of which is hereby acknowledged, parties herein agree as follows:

1. a.) Effective December 15, 1993, Tenant does hereby lease Suite 600, consisting of 11,305 usable square feet, and 12,350 rentable square feet located on the sixth floor, as noted on Exhibit 1-A attached hereto and incorporated herewith by this reference. Landlord hereby leases the Premises to Tenant for an Additional Term of sixty-two months.

     b.)  The Premises square footage is 12,350 rentable square feet.

 2.  a.)  The base rental schedule for the Additional Term shall be as follows:

          Period                    $/SF                   $/MO
          ------                    ------                -------
      Months 1-2:                   $ 0.00                $    0.00
      Months 3-14:                  $14.00                $ 14,408.33
      Months 15-26:                 $15.00                $ 15,437.50
      Months 27-38:                 $15.50                $ 15,952.08
      Months 39-50:                 $16.00                $ 16,466.67
      Months 51-62                  $16.50                $ 16,981.25

       b.) The total base rent for the Premises for the Additional Term shall be as follows:

            Period                          Base Rent Amount
            ------                          ----------------
       12/15/93-02/14/99                      $951,381.96

3.   Tenant Finish:  The Landlord shall provide the updating of the electrical
     -------------
service per the preliminary plan design by American Teleconferencing to be attached herewith as Exhibit "2-A", at a cost not to exceed $5,000.00. In addition, Landlord will clean all carpet within Suite 600, paint walls indicated and replace the carpet in common areas of the sixth floor.


4.   Additional Rent:  For purposes of paragraph 3 of the Lease, Tenant's
     ---------------
proportionate share of the building shall be 11.2%. Base Direct Expenses shall be changed to equal the 1993 calendar year Operating Expenses and Real Estate Taxes. Tenant will not have an "additional expense" until the actual expenses of 1994 are calculated to compare 1993. The first additional expense charge will not be until early 1995. Thereafter, Landlord reserves the right to charge additional expense on a charged monthly basis.


5.   Renewal Option:  The Landlord hereby grants Tenant the option to renew this
     --------------
Lease for two (2) additional five (5) year terms under the same terms and conditions provided herein except the annual base rental rate shall be at the prevailing market rate and except the Base Direct Expenses will change to equal the actual Base Direct Expenses for the calendar year immediately preceding the renewal period. Tenant shall give Landlord written notice of its intent to renew this Lease not less than nine (9) months prior to the expiration of the original term. In the event that the Tenant is in default of any of the provision of this Lease (beyond any applicable cure period) at the expiration of the original term hereof, then Tenant's right to extend this Lease shall be null and void.

     The "prevailing market rate" shall be determined as follows. At such time as tenant exercises it option, tenant shall notify Landlord of Tenant's determination of the market rate. Within ten (10) days thereafter, Landlord shall notify Tenant whether Landlord accepts or rejects Tenant's definition of market rates, and if Landlord rejects, landlord shall notify Tenant of Landlord's determination of market rate. If the rates differ by ten percent (10%) or less, the two rates shall be averaged, and such averages shall constitute the base rate for the renewal term. If the rate differ by more than ten percent (10%), Landlord and Tenant shall select a mutually acceptable arbitrator, the cost of which shall evenly be shared by Landlord and Tenant. This arbitrator shall have the option of choosing either the rate requested by Landlord, or the rate requested by Tenant and such rate shall constitute the base rate for the renewal term.

     In the event landlord and Tenant cannot agree upon an arbitrator, Tenant and Landlord shall each select an independent third party, who will select a third party arbitrator to make the final decision.

     Notwithstanding anything contained in this paragraph, the determination of an independent arbitrator anything else contained in this Lease to the contrary, in no event will the net rental rate (which is the base rental rate minus the per square foot amount of Base Direct Expenses) to Landlord for the renewal period be less than the net rental rate Landlord is receiving under the Lease during the initial term.

6.   Compliance With Disability Discrimination Acts. Landlord believes, but does
     ----------------------------------------------
not warrant, that access to the Building, Leased Premises and the common areas complies with the requirements of any federal and local disability discrimination laws and regulations. Landlord agrees that if access to the Building, the Leased Premises, or the common areas does not comply with the requirements of such laws, Landlord will, after receiving written notice, take the necessary action to rectify such noncompliance at its sole expense. However, such expenses are considered normal operating costs of the building. Tenant shall be responsible for any changes required to the interior of the Leased Premises necessary to comply with such laws and regulations, and any requirements which may impose any duty upon Landlord or Tenant applicable to the Tenant's use or occupancy of the Leased Premises. Except for Landlord's gross negligence or willful misconduct, (which liability shall be limited pursuant to Article 11), Landlord shall not be liable or indemnify Tenant for any ports, monetary damages incurred by Tenant as a result of any third party actions against Tenant by reason of Landlord's failure to comply with the requirements of applicable disability discrimination laws.

7.   Covered Parking: The Landlord will grant the Tenant 12 reserved covered
     ---------------
parking spaces in the building's covered parking garage. This will be at no additional cost to the Tenants during the additional term.

8.   Disclosure. Pursuant to K.S.A. 1989 Supp. 58-3062(15) (Senate Bill 45),
     ----------
Cohen-Esrey Real Estate Services Inc. is the agent of the Landlord with duty to represent Landlord's interest and will not be the subagent of the Tenant or Tenant's agent. Information given to Cohen-Esrey Real Estate Services Inc. will be disclosed to the Landlord.


9.   Validity of Leases.  The parties acknowledge that the lease is a valid and
     ------------------
enforceable agreement and that the Tenant holds no claims against Landlord or its agents which might serve as the basis of any setoff against accruing rent and other charges or any other remedy in law or in equity. Except as modified and amended hereby, the Lease shall remain in full force and effect, it being understood and agreed that this Addendum, upon execution, constitutes a part of the total Lease.

       IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto as of the day and year first above written.

LANDLORD:                                  TENANT:
AETNA LIFE INSURANCE COMPANY               AMERICAN TELECONFERENCING
                                           SERVICES, LTD.


By: /s/                                    By: /s/
   --------------------------                  ----------------------------

Its: AVP                                   Its: President

Date: 12/13/93 Time: 3:45 p.m              Date: 12/7/93 Time: 10:15 a.m

                            THIRD AMENDMENT TO LEASE


     THIS AMENDMENT, by and between Aetna Life Insurance Company, (hereinafter referred to as "Landlord") and American Teleconferencing Services, Ltd. (hereinafter referred to as "Tenant");

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a certain Office Building Lease dated November 25, 1987, whereby Tenant agreed to lease Suite 600 consisting of 5,126 usable square feet (the "Premises") of Building 20, (the "Building"), located at 10955 Lowell, Overland Park, Kansas, 66210, for the period December 15, 1987 through December 14, 1993; and,

     WHEREAS, Landlord and Tenant amended this Lease by way of a second amendment to lease on the 13/th/ day of December, 1993;

     WHEREAS, Landlord and Tenant desire to amended this lease by a Third Amendment to Lease to be memorialized with the understanding and modify this lease consistent therewith;

     NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration set forth herein, the receipt and sufficiency of which is hereby acknowledged, parties hereto agree as follows:

1. a.) Effective September 1, 1995, Tenant does hereby lease Suite 1020, consisting of 1,223 unusable square feet, and 1,353 rentable square feet located on the tenth floor, as noted on Exhibit 1-A attached hereto and incorporated herewith by this reference. Landlord hereby leases the Premises to Tenant for an Additional Term of sixty-two months.

     b.)  The Premises for Suite 1020 is 1,353 rentable square feet.

2.   a.)  The base rental schedule for Suite 1020 shall be as follows:


          Period                     $/SF          $/MO
          ------                     -------      ------
     Months 1-2:                     $ 0.00       $      0.00
     Months 3-62;                    $17.25       $  1,944.94

     b.) The total base rent for the Premises for the Additional Suite shall be as follows:

            Period                            Base Rent Amount
            ------                            ----------------
       9/1/95 - 10/31/2000                      $116,696.25

3.   Tenant Finish: The Landlord shall provide the space per the attached
     -------------
floorplan utilizing building standard materials on a turn-key basis, all cost shall be paid for by Landlord. Any changes to the floorplan that increase said costs shall be paid for by Tenant upon substantial completion of the premises.

4.   Additional Rent:  For purposes of paragraph 3 of the Lease for specifically
     ---------------
Suite 1020, Tenant's proportionate share of the building shall be 1.0%. Base Direct Expenses shall be changed specifically Suite 1020 to equal the 1995 calendar year Operating Expenses and Real Estate Taxes. (1,353 sf divided by 109,883 sf)

5.   Covered Parking:  The Landlord will grant the Tenant 1 additional reserved
     ---------------
covered parking space in the building's covered parking garage. This will be at no additional cost to the Tenants during the additional term.

6.   Disclosure. Pursuant to K.S.A. 1989 Supp. 58-3062(15) (Senate Bill 45),
     ----------
Cohen-Esrey Real Estate Services Inc. is the agent of the Landlord with duty to represent Landlord's interest and will not be the subagent of the Tenant or Tenant's agent. Information given to Cohen-Esrey Real Estate Services Inc. will be disclosed to the Landlord.

7.   Validity of Leases.  The parties acknowledge that the lease is a valid and
     ------------------
enforceable agreement and that the Tenant holds no claims against Landlord or its agents which might serve as the basis of any setoff against accruing rent and other charges or any other remedy in law or in equity. Except as modified and amended hereby, the Lease shall remain in full force and effect, it being understood and agreed that this Addendum, upon execution, constitutes a part of the total Lease.

8.   Confidentiality. This lease addendum and the terms herein provided will
     ---------------
remain confidential between American Teleconferencing Services Limited and Aetna Life Insurance Company.

     IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto as of the day and year first above written.

LANDLORD:                                  TENANT:
AETNA LIFE INSURANCE COMPANY               AMERICAN TELECONFERENCING
                                           SERVICES, LTD.


By: /s/                                    By: /s/
   -------------------------                  ---------------------------

Its: Director                              Its: President

Date: 3/13/95 Time: ____                   Date: 3/10/95 Time: 10:00 a.m

                           FOURTH AMENDMENT TO LEASE

     THIS AMENDMENT, by and between Aetna Life Insurance Company, (hereinafter referred to as "Landlord") and American Teleconferencing Services, Ltd. (hereinafter referred to as "Tenant");

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a certain Office Building Lease dated November 25, 1987, whereby Tenant agreed to lease Suite 600 consisting of 5,126 usable square feet (the "Premises") of Building 20, (the "Building"), located at 10955 Lowell, Overland Park, Kansas, 66210, for the period December 15, 1987 through December 14, 1993; and,

     WHEREAS, Landlord and Tenant amended this Lease by way of a second amendment to lease on the 13/th/ day of December, 1993;

     WHEREAS, Landlord and Tenant again amended this lease by way of a Third Amendment to Lease on the 13/th/ day of March, 1995;

     WHEREAS, Landlord and Tenant desire to amend this lease by a Fourth Amendment to Lease to be memorialized with the understanding and modify this Lease consistent therewith;

     NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration set forth herein, the receipt and sufficiency of which is hereby acknowledged, parties hereto agree as follows:

1. Effective November 15, 1995, Tenant does hereby lease Suite 425, consisting of 1,527 rentable square feet (including a 10.6% rentable factor), as noted on Exhibit 1-A attached hereto and incorporated herewith by this reference. Landlord hereby leases the Premises to Tenant up until February 14, 1999.

2.   The base rental schedule for the Suite 425 shall be as follows:

          Period                            $/Mo
          ------                          ------
          Months 1 - 39                  $2,099.63

     The total base rent for the Suite 425 shall be as follows:

          Period  Base Rent Amount
          ------  ----------------
          11/15/95 to 2/14/99                  $81,885.57

3.   Tenant Finish:  The Landlord shall provide the space in "as is" condition.
     -------------

4.   Additional Rent:  For purposes of paragraph 3 of the Lease for specifically
     ---------------
Suite 425, the Tenant's proportionate share of the building shall be 1.4%. Base Direct Expenses shall be equal to the actual Operating Expenses and Real Estate Taxes for the 1993 calendar year.

5.   Disclosure.  Pursuant to K.S.A. 1989 Supp. 58-3062 (15) (Senate Bill 45),
     ----------
Cohen-Esrey Real Estate Services Inc. is the agent of the Landlord with duty to represent Landlord's interest and will not be the subagent of the Tenant or Tenant's agent. Information given to Cohen-Esrey Real Estate Services Inc. will be disclosed to the Landlord.

6.   Validity of Lease.  The parties acknowledge that the lease is a valid and
     -----------------
enforceable agreement and that the Tenant holds no claims against Landlord or its agents which might serve as the basis of any setoff against accruing rent and other charges or any other remedy in law or in equity. Except as modified and amended hereby, the Lease shall remain in full force and effect, it being understood and agreed that this Addendum, upon execution, constitutes a part of the total Lease.

8.   Confidentiality.  This lease addendum and the terms herein provided will
     ---------------
remain confidential between American Teleconferencing Services Limited and Aetna Life Insurance Company.

     IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto as of the day and year first above written.

LANDLORD:                                   TENANT:
AETNA LIFE INSURANCE COMPANY                AMERICAN TELECONFERENCING
                                            SERVICES, LTD.

By: AETNA REALTY INVESTORS, INC.            By: /s/
                                               ----------------------------

By: /s/                                     Its: President
   ----------------------------                 ---------------------------
          Director

Date: 11/27/95    Time:                     Date:  11/14/95    Time:  1:45 p.m.
      --------         --------                    --------          ----------

                            [diagram appears here]

                            FIFTH AMENDMENT TO LEASE

     THIS AMENDMENT, dated 19th day of April, 1996 by and between Aetna Life Insurance Company, (hereinafter referred to as "Landlord") and American Teleconferencing Services, Ltd. (hereinafter referred to as "Tenant");

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a certain Office Building Lease dated November 25, 1987, whereby Tenant agreed to lease Suite 600 consisting of 5,126 usable square feet (the "Premises") of Building 20, (the "Building"), located at 10955 Lowell, Overland Park, Kansas, 66210, for the period December 15, 1987 through December 14, 1993; and,

     WHEREAS, Landlord and Tenant amended this Lease by way of a second amendment to lease on the 13/th/ day of December, 1993;

     WHEREAS, Landlord and Tenant again amended this lease by way of a Third Amendment to Lease on the 13/th/ day of March, 1995;

     WHEREAS, Landlord and Tenant amended this lease by a Fourth Amendment to Lease on the 27/th/ day of November, 1995;

     WHEREAS, Landlord and Tenant desire to amend this lease by a Fifth Amendment to Lease to be memorialized and modified consistent therewith as set forth below;

     NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration set forth herein, the receipt and sufficiency of which is hereby acknowledged, parties hereto agree as follows:

1. Effective June 1, 1996, This Amendment to Lease will expire February 14, 2000. The Premises will be a total of 21,658 rentable square feet. The Premises are consisting of the following Suites;

     Suite 600          Exhibit "A"             12,350 rentable square feet
     Suite 510          Exhibit "B"              6,428 rentable square feet
     Suite 425          Exhibit "C"              1,527 rentable square feet
     Suite 1020         Exhibit "D"              1,353 rentable square feet
                                                 -----
     Total                                      21,658 rentable square feet


2.   Base Rental Schedule



     Suites             Period                                $/Mo
     600, 510, 425      6/1/96 to 2/28/97        $26,227.30
                        3/1/97 to 2/28/98        $27,073.34


                        3/1/98 to 2/28/2000      $27,919.38
     1020               6/1/96 to 10/31/2000     $ 1,944.94
                        (Same as Third Amendment
                        to Lease)

3.   Tenant Finish:  The Landlord will provide $40,630.00 in tenant improvement
     -------------
allowance.

4.   Additional Rent:  Tenant will have 18.44% of the building.  The base direct
     ---------------
expenses are equal to 1993 actual operating expenses. Suite 1020 is calculated using a 1995 base year and consists of 1% of the Building.

5. The Third Amendment to Lease by and between Landlord and Tenant will remain in full force and effect and not change as a part of this Fifth Amendment to Lease.

6.   Disclosure.  Pursuant to K.S.A. 1989 Supp. 58-3062 (15) (Senate Bill 45),
     ----------
Cohen-Esrey Real Estate Services Inc. is the agent of the Landlord with duty to represent Landlord's interest and will not be the subagent of the Tenant or Tenant's agent. Information given to Cohen-Esrey Real Estate Services Inc. will be disclosed to the Landlord.

6.   Validity of Lease.  The parties acknowledge that the lease is a valid and
     -----------------
enforceable agreement and that the Tenant holds no claims against Landlord or its agents which might serve as the basis of any setoff against accruing rent and other charges or any other remedy in law or in equity. Except as modified and amended hereby, the Lease shall remain in full force and effect, it being understood and agreed that this Addendum, upon execution, constitutes a part of the total Lease.

8.   Confidentiality.  This lease addendum and the terms herein provided will
     ---------------
remain confidential between American Teleconferencing Services Limited and Aetna Life Insurance Company.


     IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto as of the day and year first above written.

LANDLORD:                                    TENANT:
AETNA LIFE INSURANCE COMPANY                 AMERICAN TELECONFERENCING
                                             SERVICES, LTD.

By:  AETNA REALTY INVESTORS, INC.            By: /s/
                                                -------------------------

By: /s/                                      Its: CEO
   -------------------------                     ------------------------
         Director


                                  Exhibit "A"
                                   [diagram]


                                  Exhibit "B"
                                   [diagram]


                                  Exhibit "C"
                                   [diagram]


                                  Exhibit "D"
                                   [diagram]